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                                                                    EXHIBIT 99.1

                                CERTIFICATION OF
                             CHIEF EXECUTIVE OFFICER
                     OF NEXTGEN COMMUNICATIONS CORPORATION
                       PURSUANT TO 18 U.S.C. SECTION 1350


         I, Frank J. Fradella, Chief Executive Officer of NEXTGEN COMMUNICATIONS CORPORATION (the "Company"), hereby certify that the accompanying report on Form 10-QSB for the quarterly period ending June 30, 2002 and filed with the Securities and Exchange Commission on the date hereof pursuant to Section 13(a) of the Securities Exchange Act of 1934 (the "Report") by the Company fully complies with the requirements of that section.

         I further certify that the information contained in the Report fairly presents, in all material respects, the financial operations and results of operations of the Company.




                                           /s/ Frank J. Fradella
                                    ---------------------------------
                                    Chief Executive Officer
                                    Date:   August 14, 2002